FIRST MODIFICATION OF
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


     THIS MODIFICATION is made and entered into as of the 14th day of April, 1997, by and between CRYOLIFE, INC., a Florida corporation ("Borrower"), and NATIONSBANK, N.A. (SOUTH), a national banking association which is the successor by merger to Bank South, formerly known as Bank South, N.A. ("Lender").

                               STATEMENT OF FACTS

     Borrower and Lender are parties to a Third Amended and Restated Loan Agreement, dated as of August 30, 1996 (the "Loan Agreement").

     Borrower and Lender desire to amend the Loan Agreement as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties and representations herein made, as well as $10.00 in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Borrower and Lender agree that all capitalized terms used herein (and not otherwise defined herein) shall have the meanings given them in the Loan Agreement as herein amended and Borrower and Lender further agree as follows:

                               STATEMENT OF TERMS

     1. The Loan Agreement is hereby amended by adding the following new definitions to Section 101 thereof:

        "Subordinated Debt" means any and all Indebtedness of Borrower that is expressly subordinated in right of payment to the Loans, including without limitation the Subordinated Debenture.

        "Subordinated Debenture" means the Subordinated Convertible Debenture of Borrower, dated March 5, 1997, issued to J. Clayton Pruitt, Sr., M.D., in the principal face amount of $4,999,999, and any extensions, renewals, modifications or substitutions thereof or therefor.

     2. The Loan Agreement is hereby further amended by adding a new Section 509 thereto, immediately following Section 508 thereof:

        Section 509. Subordinated Debt. None of the Credit Parties shall make any payment of any part or all of any Subordinated Debt



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     in violation of the subordination  agreement  relating to such Subordinated
     Debt or voluntarily prepay any Subordinated Debt (provided that, so long as no Default or Event of Default shall then exist or would be caused thereby, Borrower may prepay the Subordinated Debenture in accordance with its terms); or enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements, evidencing or relating to any Subordinated Debt.

     3. The Loan Agreement is hereby further amended by deleting Schedules 301 and 508 originally attached to the Loan Agreement and substituting in lieu thereof the Schedules 301 and 508 attached hereto.

     4. The effectiveness of this Modification is subject to:

        (a) the prior or concurrent receipt by Lender of this Modification, duly executed by Borrower;

        (b) the prior or concurrent receipt by Lender of all documentation required to be delivered under Section 202(c) of the Loan Agreement in connection with the acquisition of Ideas for Medicine, Inc.;

        (c) any and all guarantors of the Loans shall have consented to the execution, delivery and performance of this Modification and all of the transactions contemplated hereby by signing one or more counterparts of this Modification in the appropriate space indicated below and returning same to Lender; and

        (d) the truth and accuracy in all material respects of Borrower's representations and warranties in Section 6 below.

     5. Except as expressly modified herein, the Loan Agreement shall remain in full force and effect. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of the Loan Agreement or of any indebtedness arising thereunder.

     6. Borrower hereby represents and warrants to Lender that (a) this Modification and the supplemental Financing Documents executed in connection herewith have been duly authorized, executed and delivered by Borrower, (b) after giving effect to this Modification, no Default or Event of Default has occurred and is continuing as of this date and (c) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on and as of the date of this Modification (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by Borrower of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Loan Agreement.

     7. This Modification shall be governed and construed in accordance with the laws of the State of Georgia and this Modification shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     8. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lender has executed this Modification, and Borrower has executed this Modification and placed its seal hereon, all as of the day and year first above set forth.

                                            LENDER:

                                            NATIONSBANK, N.A. (SOUTH)


                                            By:_________________________________
                                               Assistant Vice President


                                            BORROWER:

                                            CRYOLIFE, INC.


                                            By:_________________________________
                                               Title:___________________________

                                                    (CORPORATE SEAL)

                                  SCHEDULE 301
                                  ------------
                                  SUBSIDIARIES


CryoLife International, Inc.
Ideas for Medicine, Inc. (formerly known as CryoLife Acquisition Corporation)

                                  SCHEDULE 508
                                  ------------
                              PERMITTED FUNDED DEBT

1. Indebtedness incurred by Borrower in connection with its acquisition of all or substantially all of the assets of United Cryopreservation Foundation, Inc., not to exceed $1,250,000.

2.   Indebtedness evidenced by the Subordinated Debenture.

3. Indebtedness arising in connection with the purchase of the bio-glue technology, in the amount of $445,816 (the "Kowanko Note").








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